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                                                                    EXHIBIT 10.2


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") dated as of February 29, 2000 (the "Effective Date") is made among RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation ("Borrower"); the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

     A. Agent, Lenders and Credit Parties are party to that certain Credit Agreement dated as of December 28, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     B. On and subject to the terms and conditions hereof, Agent, Lenders and Credit Parties wish to amend certain provisions of the Credit Agreement.

     C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Amendment. Subject to the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:


         (a) Section 1.1(b)(i) of the Credit Agreement is amended by deleting from the third sentence of such Section the parenthetical phrase "(except for Overadvances)."

         (b) Section 1.1(b)(i) of the Credit Agreement is amended by deleting the last sentence of such Section and replacing such sentence with the following sentence:

             "Borrower shall repay the aggregate outstanding principal amount of the Swing Line Loan on the second (2nd) Business Day of each calendar week or sooner upon demand by the Agent."

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         (c) Section 1.3(a) of the Credit Agreement is amended by deleting the reference to "Section 1.9(b)" contained therein and replacing such reference with a reference to "Section 1.9(c)."

         (d) Section 1.5(a) of the Credit Agreement is amended by deleting the reference to "greater than 3.0" from the table contained in such Section and replacing such reference with a reference to "greater than or equal to 3.0."

         (e) Section 1.11(a) of the Credit Agreement is amended by deleting from the first sentence of such Section the words "and (iv)" and replacing such words with the following text:

              "(and settled among the Lenders as set forth on Section 9.9(a)(i)) and (ii)"

         (f) Section 11.2(c) of the Credit Agreement is amended by deleting the word "and" from immediately before clause (vii) thereof and adding the following new clause (viii) at the end of clause (vii):

              "and (viii) amend Section 9 to the detriment of any Lender."


         (g) The definition of "Change of Control" contained in Annex A to the Credit Agreement is amended by adding the word "or" immediately before clause (c) thereof.

         (h) The definition of "Requisite Lenders" contained in Annex A to the Credit Agreement is deleted in its entirety and restated as follows:

              ""Requisite Lenders" shall mean (a) Lenders having more than sixty-six and two-thirds percent (66 2/3%) of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making or purchasing such Loan); provided that at any time that only two Lenders have Revolving Loan Commitments or Revolving Loans, "Requisite Lenders" shall mean both Lenders."

              (i) The definition of "Supermajority Lenders" contained in Annex A to the Credit Agreement is amended by inserting the words "or purchasing" immediately after the word "making" in such definition and deleting the words "and Letter of Credit Obligations" from the end of such definition.

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         2. Representations and Warranties. As of the date hereof, Credit
Parties hereby jointly and severally represent and warrant to Agent and Lenders as follows:

            (a) After giving effect to this Amendment and the transactions contemplated hereby (i) no Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of Credit Parties contained in the Loan Documents shall be true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date.

            (b) The execution, delivery and performance, as the case may be, by each Credit Party of this Amendment and the other documents and transactions contemplated hereby are within each Credit Party's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of each Credit Party, have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to any Credit Party, the certificate or articles of incorporation or bylaws of any Credit Party, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon any Credit Party.

            (c) This Amendment, the Credit Agreement and each other Loan Document is the legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

         3. Conditions. This Amendment shall become effective as of the Effective Date, provided that as of the Effective Date (except as otherwise noted) each of the following items shall have been received by Agent or satisfied, as the case may be, all in form and substance satisfactory to Agent:

            (a) Amendment. This Amendment, duly executed by each Credit Party, Agent and each Lender.

            (b) No Default. After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

            (c) Warranties and Representations. After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of each Credit Party contained in this Amendment shall be true and correct in all respects.



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            (d) Fees, Costs and Expenses. Agent shall have received (at Agent's option, by payment or as a charge against the Revolving Loan) reimbursement of the amounts payable by Agent to its legal counsel for the reasonable legal fees of such counsel, and the costs and expenses incurred by such counsel, in respect of the preparation and negotiation of this Amendment and the other documents executed in connection herewith.

            (e) Assignment Agreement. Immediately upon satisfaction of the other conditions set forth in this Section 3, an effective Assignment Agreement between GE Capital and LaSalle Bank National Association, acknowledged and consented to by Agent.

            (f) Amendment to Post-Closing Agreement. An effective Amendment to Post-Closing Agreement between Agent, Borrower and Rawlings Canada.

         4. Effect on Loan Documents. This Amendment is limited to the specific purpose for which it is granted and, except as specifically set forth above (a) shall not be construed as a consent, waiver, amendment or other modification with respect to any term, condition or other provision of any Loan Document and
(b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.

         5. Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Credit Parties, Agent, Lenders and their respective successors and assigns; provided that no Credit Party may assign its rights, obligations, duties or other interests hereunder without the prior written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

         6. Entire Agreement. This Amendment, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         7. Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment.

         8. Acknowledgment. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may


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have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.

         9. Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         10. Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         11. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [signature page follows]



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         IN WITNESS WHEREOF, this Amendment No. 1 to Credit Agreement has been duly executed and delivered as of the day and year first above written. above.


                             RAWLINGS SPORTING GOODS
                             COMPANY, INC.


                             By:
                                ------------------------------------
                             Title:
                                   ---------------------------------



                             RAWLINGS CANADA,
                             INCORPORATED


                             By:
                                ------------------------------------
                             Title:
                                   ---------------------------------



                             RAWLINGS DE COSTA RICA, S.A.


                             By:
                                ------------------------------------
                             Title:
                                   ---------------------------------



                             GENERAL ELECTRIC CAPITAL
                             CORPORATION, as Agent and Lender


                             By:
                                ------------------------------------
                             Title: Duly Authorized Signatory